                                                Exhibit 3.2
                                                Adopted October 15, 2002

                                     BYLAWS
                                       OF
                             COGNIGEN NETWORKS, INC.

                                    ARTICLE I

                                     Offices

     The principal  office of the  corporation  shall be designated from time to time by the corporation and may be within or outside of Colorado.

     The  corporation  may have such  other  offices,  either  within or outside
Colorado,  as the board of  directors  may  designate  or as the business of the corporation may require from time to time.

     The registered office of the corporation  required by the Colorado Business
Corporation Act to be maintained in Colorado may be, but need not be,  identical with the  principal  office,  and the  address of the  registered  office may be changed from time to time by the board of directors.

                                   ARTICLE II

                                  Shareholders

     Section 1. Annual Meeting.  The annual meeting of the shareholders shall be held each year on a date and at a time  fixed by the board of  directors  of the corporation (or by the chairman of the board, the chief executive officer or the president in the absence of action by the board of  directors),  for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors is not held on the day fixed as provided herein for any annual meeting of the  shareholders,  or any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

     A  shareholder  may apply to the  district  court in the county in Colorado where the  corporation's  principal office is located or, if the corporation has no principal  office in Colorado,  to the district  court of the county in which the  corporation's  registered  office  is  located  to  seek  an  order  that a shareholder  meeting be held (i) if an annual  meeting  was not held  within six months after the close of the  corporation's  most recently ended fiscal year or fifteen months after its last annual meeting,  whichever is earlier,  or (ii) if the shareholder  participated in a proper call of or proper demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date the last of the  demands  necessary  to require calling of the meeting was received by the  corporation,  or the special meeting was not held in accordance with the notice.

     Section 2.  Special  Meetings.  Unless  otherwise  prescribed  by  statute, special  meetings  of the  shareholders  may be called  for any  purpose  by the chairman of the board,  by the chief executive  officer,  by the president or by the board of directors.  The chief executive officer or the president shall call a special meeting of the  shareholders  if the corporation  receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held,  signed  and dated by holders  of shares  representing  at least ten percent  of all  the  votes  entitled  to be cast on any  issue  proposed  to be considered at the meeting.

     Section 3. Place of  Meeting.  The board of  directors  may  designate  any place, either within or outside Colorado, as the place for any annual meeting or any special meeting called by the board of directors.  A waiver of notice signed by all  shareholders  entitled  to vote at a meeting  may  designate  any place, either  within  or  outside  Colorado,  as the  place  for such  meeting.  If no designation  is made, or if a special  meeting is called other than by the board of  directors,  the  place of  meeting  shall  be the  principal  office  of the corporation.

     Section 4. Notice of Meeting.  Written notice stating the place,  date, and time of the  meeting  shall be given not less than ten nor more than  sixty days before the date of the  meeting,  except  that (i) if the  number of  authorized shares is to be increased,  at least thirty days notice shall be given,  or (ii)
any other  longer  notice  period  shall be given if  required  by the  Colorado
Business   Corporation  Act.  Notice  of  a  special  meeting  shall  include  a description  of the  purpose or  purposes  of the  meeting.  Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes  shall be stated with respect to (i) an amendment to the  articles of  incorporation  of the  corporation,  (ii) a merger or share exchange  in which the  corporation  is a party  and,  with  respect  to a share exchange,  in which the  corporation's  shares will be  acquired,  (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business,  of all or substantially  all of the property of the corporation or of another entity which this corporation  controls, in each case with or without the goodwill,  (iv) a dissolution of the  corporation,  or (v) any other purpose for  which  a  statement  of  purpose  is  required  by  the  Colorado  Business
Corporation Act. Notice shall be given  personally or by mail,  private carrier, telegraph, teletype,  electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the chief executive officer, the president,  the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a  comprehensible  form,  such notice shall be deemed to be given and  effective when  deposited in the United States mail,  addressed to the  shareholder at his address as it appears in the corporation's current record of shareholders,  with postage  prepaid.  If notice is given other than by mail, and provided that such notice is in a  comprehensible  form,  the notice is given and  effective on the date received by the shareholder.

     If requested by the person or persons  lawfully  calling such meeting,  the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive  notices mailed to the last known address of such  shareholder  have been  returned  as  undeliverable  until such time as another  address for such  shareholder is made known to the  corporation by such shareholder.  In order to be  entitled  to  receive  notice  of any  meeting,  a shareholder  shall  advise  the  corporation  in  writing  of any change in such shareholder's mailing address as shown on the corporation's books and records.

     When a meeting is adjourned to another date, time or place, notice need not be given of the new date,  time or place if the new date,  time or place of such meeting is announced before  adjournment at the meeting at which the adjournment is taken.  At the adjourned  meeting the  corporation  may transact any business which may have been  transacted at the original  meeting.  If the adjournment is for more  than 120 days,  or if a new  record  date is fixed  for the  adjourned meeting,  a new  notice  of  the  adjourned  meeting  shall  be  given  to  each shareholder of record entitled to vote at the meeting as of the new record date.

     A  shareholder  may waive notice of a meeting  before or after the time and date of the meeting by a writing signed by such  shareholder.  Such waiver shall be delivered to the corporation for filing with the corporate records.  Further, by  attending  a meeting  either in person  or by proxy,  a  shareholder  waives objection  to lack of  notice or  defective  notice of the  meeting  unless  the shareholder  objects  at the  beginning  of the  meeting  to the  holding of the meeting or the  transaction of business at the meeting because of lack of notice or defective notice.  By attending the meeting,  the shareholder also waives any objection to consideration at the meeting of a particular  matter not within the purpose or purposes  described  in the  meeting  notice  unless the  shareholder objects to considering the matter when it is presented.

     Section  5.  Fixing  of  Record  Date.   For  the  purpose  of  determining
shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, or (iii)
demand a special  meeting,  or to make a determination  of shareholders  for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders, not less than ten  days,  prior to the date on which  the  particular  action  requiring  such determination  of shareholders is to be taken. If no record date is fixed by the board of  directors,  the record  date shall be the date on which  notice of the meeting is mailed to  shareholders,  or the date on which the  resolution of the board of directors  providing for a distribution is adopted, as the case may be.
When a  determination  of  shareholders  entitled  to  vote  at any  meeting  of shareholders is made as provided in this Section, such determination shall apply to any  adjournment  thereof  unless the board of  directors  fixes a new record date,  which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     Notwithstanding the above, the record date for determining the shareholders entitled  to take action  without a meeting or  entitled  to be given  notice of action so taken shall be the date the corporation  first receives a writing upon which the action is taken. The record date for determining shareholders entitled to  demand a special  meeting  shall be the date of the  earliest  of any of the demands pursuant to which the meeting is called.

     Section 6. Voting Lists.  The  secretary  shall make, at the earlier of ten days before each meeting of  shareholders  or two business  days after notice of the meeting has been given, a complete list of the  shareholders  entitled to be given  notice of such  meeting  or any  adjournment  thereof.  The list shall be arranged by voting  groups and within  each  voting  group by class or series of shares,  shall be in alphabetical  order within each class or series,  and shall show the  address of and the  number of shares of each  class or series  held by each shareholder.  For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the  principal  office  of the  corporation,  or at a place  (which  shall be identified in the notice) in the city where the meeting will be held.  Such list shall  be  available  for  inspection  on  written  demand  by  any  shareholder
(including  for the  purpose  of this  Section  6 any  holder  of  voting  trust certificates)  or his agent or attorney during regular business hours and during the period available for inspection.  The original stock transfer books shall be prima facie evidence as to the shareholders  entitled to examine such list or to vote at any meeting of shareholders.

     Any  shareholder,  his agent or attorney  may copy the list during  regular business  hours and during the period it is available for  inspection,  provided
(i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any  class of shares as of the date of the  demand,  (ii) the  demand is made in good faith and for a purpose reasonably  related to the demanding  shareholder's interest as a  shareholder,  (iii) the  shareholder  describes  with  reasonable particularity  the purpose and the records the  shareholder  desires to inspect,
(iv) the records are directly connected with the described purpose,  and (v) the shareholder  pays a reasonable  charge  covering the costs of labor and material
for  such  copies,   not  to  exceed  the  estimated   cost  of  production  and
reproduction.

     Section  7.  Recognition  Procedure  for  Beneficial  Owners.  The board of directors  may adopt by  resolution  a procedure  whereby a  shareholder  of the corporation may certify in writing to the  corporation  that all or a portion of the shares  registered in the name of such  shareholder are held for the account of a specified person or persons.  The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will  recognize in a beneficial  owner,  which may include rights and privileges other than voting,  (iii) the form of  certification  and the  information to be contained  therein,  (iv) if the certification is with respect to a record date, the time within which the certification must be received by the corporation, (v)
the period for which the nominee's  use of the procedure is effective,  and (vi)
such other  provisions  with respect to the  procedure as the board of directors deems  necessary or desirable.  Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors,  the persons specified in the certification  shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

     Section 8. Quorum and Manner of Acting.  One third of the votes entitled to be cast on a matter by a voting  group shall  constitute a quorum of that voting group  for  action  on the  matter.  If less  than one  third of such  votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment.  If a quorum is present at such adjourned meeting, any business may be transacted  which might have been  transacted at the meeting as originally noticed.  The shareholders present at a duly organized meeting may continue to transact business until adjournment,  notwithstanding the withdrawal of enough  shareholders  to leave  less than a quorum,  unless  the  meeting  is adjourned and a new record date is set for the adjourned meeting.

     If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action  exceed the votes cast within the voting  group  opposing the action, unless the vote of a greater  number or voting by classes is  required by law or the articles of incorporation.

     Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact.  A shareholder may also appoint a proxy by  transmitting or authorizing the  transmission  of a telegram,  teletype,  or other electronic  transmission  providing a written statement of the appointment to the proxy, a proxy solicitor,  proxy support service  organization,  or other person duly  authorized  by the proxy to receive  appointments  as agent for the proxy, or to the corporation.  The transmitted appointment shall set forth or be transmitted  with  written  evidence  from which it can be  determined  that the shareholder  transmitted or authorized the transmission of the appointment.  The proxy  appointment  form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective  when  received by the  corporation  and is valid for eleven months unless a  different  period is  expressly  provided in the  appointment  form or similar writing.

     Any complete copy, including an electronically transmitted facsimile, of an appointment  of a proxy may be  substituted  for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

     Revocation  of a proxy  does not  affect  the right of the  corporation  to accept the  proxy's  authority  unless (i) the  corporation  had notice that the appointment  was  coupled  with an  interest  and notice  that such  interest is extinguished  is received by the secretary or other officer or agent  authorized
to  tabulate  votes  before  the  proxy   exercises  his  authority   under  the
appointment,  or (ii)  other  notice of the  revocation  of the  appointment  is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.  Other notice of revocation may, in the discretion of the  corporation,  be deemed to include the appearance at a  shareholders'  meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

     The death or  incapacity  of the  shareholder  appointing  a proxy does not affect the right of the  corporation  to accept  the  proxy's  authority  unless notice of the death or  incapacity is received by the secretary or other officer or agent  authorized to tabulate votes before the proxy  exercises his authority under the appointment.

     The  corporation  shall not be required to  recognize an  appointment  made irrevocable if it has received a writing revoking the appointment  signed by the shareholder  (including a shareholder  who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the  revocation  may be a breach of an  obligation  of the  shareholder  to another person not to revoke the appointment.

     Subject  to Section 11 of  Article  II and any  express  limitation  on the proxy's authority appearing on the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

     Section 10. Voting of Shares. Each outstanding share,  regardless of class, shall be entitled to one vote,  except in the  election of  directors,  and each fractional  share shall be entitled to a  corresponding  fractional vote on each matter  submitted to a vote at a meeting of  shareholders,  except to the extent that the  voting  rights of the  shares of any class or  classes  are  extended, limited or denied by the articles of  incorporation as permitted by the Colorado
Business  Corporation  Act.  Cumulative  voting  shall not be  permitted  in the election of  directors  or for any other  purpose.  Each record  holder of stock shall be entitled to vote in the  election of  directors  and shall have as many votes for each of the shares  owned by him as there are  directors to be elected and for whose  election he has the right to vote,  except to the extent that the voting  rights of the shares of any class or classes  are  extended,  limited or denied by the articles of  incorporation  as permitted by the Colorado  Business
Corporation Act.

     At each  election of  directors,  that number of  candidates  equaling  the number of  directors to be elected,  having the highest  number of votes cast in favor of their election, shall be elected to the board of directors.

     Except as  otherwise  ordered by a court of competent  jurisdiction  upon a finding  that  the  purpose  of  this  Section  would  not  be  violated  in the circumstances  presented  to the court,  the shares of the  corporation  are not entitled  to be voted if they are owned,  directly  or  indirectly,  by a second corporation,  domestic or foreign,  and the first corporation owns,  directly or indirectly,  a majority  of the shares  entitled  to vote for  directors  of the second  corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

     - Redeemable shares are not entitled to be voted after notice of redemption is mailed to the  holders  and a sum  sufficient  to redeem  the shares has been deposited with a bank,  trust company or other  financial  institution  under an irrevocable  obligation to pay the holders the redemption  price on surrender of the shares.

     Section  11.  Corporation's  Acceptance  of Votes.  If the name signed on a vote,  consent,  waiver,  proxy  appointment,  or proxy  appointment  revocation corresponds to the name of a  shareholder,  the  corporation,  if acting in good faith, is entitled to accept the vote,  consent,  waiver,  proxy  appointment or proxy  appointment  revocation and give it effect as the act of the shareholder.
If the name  signed  on a vote,  consent,  waiver,  proxy  appointment  or proxy appointment  revocation  does not correspond to the name of a  shareholder,  the corporation,  if acting in good faith,  is  nevertheless  entitled to accept the vote, consent,  waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

          (i) the  shareholder  is an entity and the name signed  purports to be that of an officer or agent of the entity;

          (ii)  the  name  signed  purports  to be  that  of  an  administrator, executor,  guardian or conservator representing the shareholder and, if the corporation  requests,  evidence  of  fiduciary  status  acceptable  to the corporation has been presented with respect to the vote,  consent,  waiver, proxy appointment or proxy appointment revocation;

          (iii) the name signed  purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status  acceptable to the  corporation has been presented with respect to the  vote,  consent,  waiver,  proxy  appointment  or proxy  appointment revocation;

          (iv) the name  signed  purports  to be that of a  pledgee,  beneficial owner  or  attorney-in-fact  of the  shareholder  and,  if the  corporation requests,  evidence  acceptable  to  the  corporation  of  the  signatory's authority to sign for the  shareholder  has been  presented with respect to
     the  vote,  consent,   waiver,   proxy  appointment  or  proxy  appointment
     revocation;

          (v)  two  or  more  persons  are  the  shareholder  as  co-tenants  or fiduciaries  and the name signed purports to be the name of at least one of the co-tenants or fiduciaries,  and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or -

          (vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 11.

     The  corporation  is  entitled  to reject a vote,  consent,  waiver,  proxy appointment or proxy appointment revocation if the secretary or other officer or agent  authorized to tabulate votes,  acting in good faith, has reasonable basis for doubt about the  validity of the  signature  on it or about the  signatory's authority to sign for the shareholder.

     Neither  the  corporation  nor its  officers  nor any agent who  accepts or rejects  a  vote,  consent,  waiver,  proxy  appointment  or  proxy  appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

     Section  12.  Informal  Action by  Shareholders.  Any  action  required  or permitted to be taken at a meeting of the  shareholders  may be taken  without a meeting  if a written  consent  (or  counterparts  thereof)  that sets forth the action  so taken is  signed  by all of the  shareholders  entitled  to vote with respect to the subject  matter  thereof and  received by the  corporation.  Such consent  shall  have  the same  force  and  effect  as a  unanimous  vote of the shareholders and may be stated as such in any document.  Action taken under this
Section 12 is effective as of the date the last writing  necessary to effect the action is  received by the  corporation,  unless all of the  writings  specify a different  effective  date,  in which  case  such  specified  date  shall be the effective  date for such  action.  If any  shareholder  revokes  his  consent as provided for herein prior to what would  otherwise be the  effective  date,  the action proposed in the consent shall be invalid. The record date for determining shareholders  entitled  to  take  action  without  a  meeting  is the  date  the corporation first receives a writing upon which the action is taken.

     Any  shareholder  who has signed a writing  describing  and  consenting  to action  taken  pursuant to this  Section 12 may revoke such consent by a writing
signed  by  the   shareholder   describing  the  action  and  stating  that  the
shareholder's  prior consent thereto is revoked,  if such writing is received by the corporation before the effectiveness of the action.

     Section 13. Meetings by  Telecommunication.  Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be  conducted  through the use of, any means of  communication  by which all persons  participating in the meeting may hear each other during the meeting.  A shareholder  participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE III

                               Board of Directors

     Section 1. General  Powers.  All corporate  powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed  under,  the  direction of its board of  directors,  except as otherwise
provided  in  the  Colorado   Business   Corporation  Act  or  the  articles  of
incorporation.

     Section 2. Number,  Qualifications  and Tenure.  The number of directors of the  corporation  shall be fixed from time to time by the board of directors.  A director  shall be a natural  person who is 18 years of age or older. A director need not be a resident of Colorado or a shareholder of the corporation.

     Directors  shall be elected at each annual  meeting of  shareholders.  Each director  shall  hold  office  until the next  annual  meeting  of  shareholders following  his  election  and  thereafter  until his  successor  shall have been elected and qualified.  Directors shall be removed in the manner provided by the
Colorado Business Corporation Act.

[THE FOLLOWING THREE  PARAGRAPHS WERE ADOPTED BY THE SHAREHOLDERS ON OCTOBER 15,
2002.]

     A majority of the board of directors  must be  independent  as that term is defined by the Securities and Exchange Commission.

     So that a majority  of  directors  serving at any one time are  independent directors, they must neither be officers nor employees of the corporation at the time of their election.  If an outside director  subsequently becomes an officer or  employee  of the  corporation,  they must  concurrent  with  such  election, appointment or employment resign their position as a director.

     It shall,  hereafter be the policy and practice of the  corporation  that a majority of the directors shall be independent directors.

     Section 3. Vacancies. Any director may resign at any time by giving written notice to the corporation.  Such  resignation  shall take effect at the time the notice is  received  by the  corporation  unless  the notice  specifies  a later effective date.  Unless  otherwise  specified in the notice of resignation,  the corporation's  acceptance of such resignation  shall not be necessary to make it effective.  Any  vacancy  on  the  board  of  directors  may  be  filled  by the affirmative vote of a majority of the shareholders or the board of directors. If the directors remaining in office constitute fewer than a quorum of the board of directors,  the  directors  may fill the  vacancy by the  affirmative  vote of a majority of all the directors  remaining in office. If elected by the directors, the director  shall hold office until the next annual  shareholders'  meeting at which directors are elected. If elected by the shareholders,  the director shall hold office for the unexpired term of his predecessor in office; except that, if the director's  predecessor was elected by the directors to fill a vacancy,  the director elected by the shareholders shall hold office for the unexpired term of the last predecessor elected by the shareholders.

     Section 4. Regular  Meetings.  A regular  meeting of the board of directors shall be held  without  notice  immediately  after and at the same  place as the annual meeting of shareholders. The board of directors may provide by resolution the time and  place,  either  within or  outside  Colorado,  for the  holding of additional regular meetings without other notice.

     Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the  chairman of the board,  the  president or any two directors.  The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Colorado,  as the place for holding any special  meeting of the board of  directors  called by them.

     Section 6. Notice.  Notice of any special  meeting  shall be given at least two days prior to the meeting by written notice either  personally  delivered or mailed to each director at his business  address,  or by notice  transmitted  by telegraph,  telex, electronically transmitted facsimile or other form of wire or wireless  communication.  If mailed, such notice shall be deemed to be given and to be  effective on the earlier of (i) three days after such notice is deposited in the United States mail, properly addressed, with postage prepaid, or (ii) the date shown on the return  receipt,  if mailed by  registered  or certified  mail
return  receipt  requested.   If  notice  is  given  by  telex,   electronically
transmitted  facsimile or other similar form of wire or wireless  communication, such notice shall be deemed to be given and to be effective  when sent, and with respect  to a  telegram,  such  notice  shall be  deemed  to be given  and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable  addresses or facsimile numbers for  delivery  of  notice  to  him,  notice  sent  by  mail,  telegraph,  telex,
electronically   transmitted  facsimile  or  other  form  of  wire  or  wireless communication  shall not be deemed to have been given or to be effective  unless sent to such addresses or facsimile numbers, as the case may be.

     A director may waive notice of a meeting  before or after the time and date of the  meeting  by a writing  signed by such  director.  Such  waiver  shall be delivered to the corporation for filing with the corporate  records.  Further, a director's  attendance  at or  participation  in a meeting  waives any  required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his  later  arrival,  the  director  objects  to  holding  the  meeting  or transacting  business  at the  meeting  because  of lack of notice or  defective notice  and does  not  thereafter  vote for or  assent  to  action  taken at the meeting.  Neither  the  business  to be  transacted  at, nor the purpose of, any regular or special  meeting of the board of  directors  need be specified in the notice or waiver of notice of such meeting.

     Section 7. Quorum. A majority of the number of directors fixed by the board of directors  pursuant to Section 2 of Article III or, if no number is fixed,  a majority of the number in office  immediately  before the meeting begins,  shall constitute a quorum for the  transaction of business at any meeting of the board of directors.

     If less than such  majority  is  present at a  meeting,  a majority  of the directors  present may adjourn the  meeting  from time to time  without  further notice, for a period not to exceed sixty days at any one adjournment.

     Section  8.  Manner of Acting.  The act of the  majority  of the  directors present at a meeting at which a quorum is present  shall be the act of the board of directors.

     Section 9.  Compensation.  By  resolution  of the board of  directors,  any director may be paid any one or more of the following:  his expenses, if any, of attendance at meetings.  a fixed sum for  attendance  at each meeting,  a stated
salary as director, or such other compensation as the board of directors and the director may reasonably  agree upon. No such payment shall preclude any director from serving the  corporation in any other  capacity and receiving  compensation therefor.

     Section 10.  Presumption of Assent.  A director of the  corporation  who is present  at a meeting of the board of  directors  or  committee  of the board of directors at which action on any corporate  matter is taken shall be presumed to have  assented  to the  action  taken  unless  (i) the  director  objects at the beginning of the meeting,  or promptly upon his later arrival, to the holding of the  meeting  or the  transaction  of  business  at the  meeting  and  does  not thereafter  vote for or  assent to any  action  taken at the  meeting,  (ii) the director  contemporaneously  requests  that his dissent or  abstention as to any specific  action  taken be entered in the minutes of the  meeting,  or (iii) the director  causes  written notice of his dissent or abstention as to any specific action to be  received  by the  presiding  officer  of the  meeting  before  its adjournment or by the corporation promptly after the adjournment of the meeting.
A director  may dissent to a specific  action at a meeting,  while  assenting to others.  The right to  dissent to a  specific  action  taken at a meeting of the board of  directors  or a  committee  of the  board of  directors  shall  not be available to a director who voted in favor of such action.

     Section  11.  Committees.  By  resolution  adopted by a majority of all the directors  in  office  when the  action is taken,  the  board of  directors  may designate  from among its members an executive  committee  and one or more other committees,  and appoint one or more  members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the authority of the board of  directors,  except that no such  committee  shall have the  authority to (i) authorize  distributions,  (ii) approve or propose to shareholders  actions or proposals required by the Colorado Business Corporation
Act to be  approved  by  shareholders,  (iii)  fill  vacancies  on the  board of directors or any committee  thereof,  (iv) amend articles of incorporation,  (v)
adopt,  amend or repeal the bylaws,  (vi) approve a plan of merger not requiring shareholder  approval,  (vii) authorize or approve the  reacquisition  of shares unless pursuant to a formula or method prescribed by the board of directors,  or
(viii) authorize or approve the issuance or sale of shares,  or contract for the sale of shares or determine the designations  and relative  rights,  preferences and  limitations  of a class or  series  of  shares,  except  that the  board of directors  may  authorize  a  committee  or  officer  to  do  so  within  limits specifically prescribed by the board of directors. The committee shall then have full power  within the limits set by the board of  directors  to adopt any final resolution  setting forth all  preferences,  limitations  and relative rights of such  class  or  series  and  to  authorize  an  amendment  of the  articles  of incorporation  stating the  preferences,  limitations  and relative  rights of a class or series  for  filing  with the  Secretary  of State  under the  Colorado
Business Corporation Act.

     Sections  4, 5, 6,  7, 8 and 12 of  Article  III,  which  govern  meetings, notice,  waiver of notice,  quorum,  voting  requirements  and action  without a meeting of the board of directors,  shall apply to committees  and their members appointed under this Section 11.

     Neither the designation of any such committee,  the delegation of authority to such  committee,  nor any action by such committee  pursuant to its authority shall alone  constitute  compliance by any member of the board of directors or a member of the  committee in question with his  responsibility  to conform to the standard of care set forth in Article III, Section 14 of these bylaws.

[THE FOLLOWING THREE  PARAGRAPHS WERE ADOPTED BY THE SHAREHOLDERS ON OCTOBER 15,
2002.]

     The  corporation  shall be organized and operated so as to incorporate  the following rules of governance:

     An  Executive  Committee  of the  Board  of  Directors,  consisting  of the
Chairman of the Board, the Corporate  Secretary and one outside director,  shall have the exclusive right and duty to authorize,  by majority vote, all corporate expenditures,  disbursements and obligations of any kind, with amounts in excess of $2,500.  Any and all expenditures,  disbursements or obligations in excess of
$25,000  shall  require  approval  by a vote of a majority of the members of the
Board of Directors.

     The Board of Directors  shall organize and utilize in the governance of the corporation, the following additional committees: Audit Committee,  Compensation
Committee.  Membership in the  Compensation  Committee is limited to independent directors. The members of the Audit Committee must be independent directors.

     Section 12. Informal Action by Directors.  Any action required or permitted to be taken at a meeting of the  directors or any  committee  designated  by the board of  directors  may be taken  without a meeting  if a written  consent  (or counterparts  thereof)  that sets  forth the action so taken is signed by all of the directors or committee  members  entitled to vote with respect to the action taken.  Such consent shall have the same force and effect as a unanimous vote of the  directors or committee  members and may be stated as such in any  document.
Unless the consent specifies a different effective date, action taken under this
Section 12 is effective at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a  writing  signed by the  director  and  received  by the  president  or the secretary of the corporation.

     Section 13.  Telephonic  Meetings.  The board of  directors  may permit any director (or any member of a committee  designated by the board of directors) to participate  in a regular or  special  meeting  of the board of  directors  or a committee  thereof  through the use of any means of  communication  by which all directors participating in the meeting can hear each other during the meeting. A director  participating  in a meeting in this  manner is deemed to be present in person at the meeting.

     Section 14.  Standard  of Care.  A director  shall  perform his duties as a director,  including without  limitation his duties as a member of any committee of the board of directors,  in good faith, in a manner he reasonably believes to be in the best  interests of the  corporation,  and with the care an  ordinarily prudent person in a like position would exercise under similar circumstances. In performing  his duties,  a director  shall be  entitled to rely on  information, opinions,  reports  or  statements,  including  financial  statements  and other financial  data,  in each case  prepared  or  presented  by the  persons  herein designated. However, he shall not be considered to be acting in good faith if he has knowledge  concerning  the matter in question that would cause such reliance to be  unwarranted.  A director  shall not be liable to the  corporation  or its shareholders  for any  action  he takes or omits to take as a  director  if,  in connection  with such action or omission,  he performs his duties in  compliance with this Section 14.

     The  designated  persons on whom a director is entitled to rely are (i) one or more officers or employees of the  corporation  whom the director  reasonably believes to be reliable  and  competent  in the  matters  presented,  (ii) legal counsel,  public  accountant,  or other person as to matters  which the director
reasonably   believes  to  be  within  such  person's   professional  or  expert
competence, or (iii) a committee of the board of directors on which the director does  not  serve  if the  director  reasonably  believes  the  committee  merits confidence.

                                   ARTICLE IV

                              Officers and Agents

     Section 1. General. The officers of the corporation shall be a president, a secretary and a treasurer, each of whom shall be a natural person eighteen years of age or older. The board of directors or an officer or officers  authorized by the board of directors  may appoint  such other  officers,  assistant  officers, committees and agents,  assistant secretaries and assistant treasurers,  as they may  consider  necessary.  The board of  directors  or the  officer or  officers authorized  by the board of  directors  shall  from time to time  determine  the procedure for the appointment of officers, their term of office, their authority and duties and their compensation.  One person may hold more than one office. In all cases where the duties of any officer,  agent or employee are not prescribed by the bylaws or by the board of  directors,  such  officer,  agent or  employee shall follow the orders and instructions of the president of the corporation. -

     Section 2. Appointment and Term of Office.  The officers of the corporation shall be appointed by the board of directors at each annual meeting of the board of  directors  held  after  each  annual  meeting  of the  shareholders.  If the appointment of officers is not made at such meeting or if an officer or officers are to be  appointed  by another  officer or officers of the  corporation,  such appointments  shall be made as soon  thereafter as conveniently  possible.  Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Article IV, Section 3.

     Section 3.  Resignation  and Removal.  An officer may resign at any time by giving  written notice of resignation  to the  corporation.  The  resignation is effective  when the  notice is  received  by the  corporation  unless the notice specifies a later effective date.

     Any  officer or agent may be  removed at any time with or without  cause by the board of  directors  or an officer or  officers  authorized  by the board of directors  or by the  shareholders.  Such  removal  does not affect the contract rights, if any, of the corporation or of the person so removed.  The appointment of an officer or agent shall not in itself create contract rights.

     Section 4. Vacancies.  A vacancy in any office,  however occurring,  may be filled by the board of  directors,  or by the officer or officers  authorized by the board of directors,  for the unexpired  portion of the officer's term. If an officer resigns and his resignation is made effective at a later date, the board of directors,  or officer or officers authorized by the board of directors,  may permit the officer to remain in office until the effective date and may fill the pending  vacancy  before the effective date if the board of directors or officer or officers  authorized  by the board of directors  provide  that the  successor shall not take office until the effective date. In the alternative, the board of directors,  or officer or officers  authorized  by the board of  directors,  may remove  the  officer  at any time  before  the  effective  date and may fill the resulting vacancy.

     Section 5.  Chairman of the Board.  The chairman of the board of directors, if  appointed  and if  available,  or if not  appointed  or not  available,  the president, shall preside at all meetings of the stockholders and of the board of directors.

     Section 6. President. Subject to the direction and supervision of the board of  directors,  the  president  shall have  general  and  active  control of the corporation's  affairs and business  and general  supervision  of its  officers, agents and employees.  Unless otherwise directed by the board of directors,  the president  shall  attend in person or by  substitute  appointed by him, or shall execute on behalf of the corporation written  instruments  appointing a proxy or proxies to represent the corporation at, all meetings of the stockholders of any other  corporation in which the  corporation  holds any stock.  On behalf of the corporation,  the  president  may in person or by substitute or by proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the  corporation,  execute written consents and other instruments  with  respect to such stock,  and  exercise  any and all rights and powers incident to the ownership of said stock, subject to the instructions,  if any,  of the  board of  directors.  The  president  shall  have  custody  of the treasurer's bond, if any.

     Section 7. Vice Presidents.  If appointed, the vice presidents shall assist the chairman of the board and the president and shall perform such duties as may be assigned to them by the  chairman  of the board and the  president  or by the board  of  directors.  In the  absence  of the  chairman  of the  board  and the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors,  or if the board of directors makes no such designation, then the vice president designated by the chairman of the board,  or by the  president,  or if  neither  the board of  directors,  the chairman of the board nor the president makes any such  designation,  the senior vice president as determined by first  election to that office),  shall have the powers and perform the duties of the chairman of the board and the president.

     Section 8.  Secretary.  The  secretary  shall (i) prepare  and  maintain as permanent  records the minutes of the  proceedings of the  shareholders  and the board of directors,  a record of all actions taken by the  shareholders or board of directors without a meeting,  a record of all actions taken by a committee of the  board of  directors  in place of the  board of  directors  on behalf of the corporation,  and a record of all waivers of notice of meetings of  shareholders and of the  board  of  directors  or any  committee  thereof,  (ii) see that all notices are duly given in accordance  with the provisions of these bylaws and as required by law,  (iii) serve as custodian of the  corporate  records and of the seal of the  corporation  and affix the seal to all documents when authorized by the board of  directors,  (iv) keep at the  corporation's  registered  office or principal  place of business a record  containing the names and addresses of all shareholders  in a form  that  permits  preparation  of a list  of  shareholders arranged  by voting  group and by class or series of shares  within  each voting group,  that is  alphabetical  within  each  class or series  and that shows the address  of,  and the  number of shares of each  class or series  held by,  each shareholder,  unless  such  a  record  shall  be  kept  at  the  office  of  the corporation's  transfer  agent or registrar,  (v) maintain at the  corporation's principal  office  the  originals  or copies of the  corporation's  articles  of incorporation,  bylaws, minutes of all shareholders' meetings and records of all action taken by  shareholders  without a meeting for the past three  years,  all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group,  a list of the names and business  addresses of the current  directors  and  officers,  a copy of the corporation's  most recent  corporate  report filed with the Secretary of State, and financial  statements showing in reasonable detail the corporation's  assets and  liabilities  and results of operations for the last three years,  (vi) have general  charge of the  stock  transfer  books of the  corporation,  unless  the corporation has a transfer agent. (vii) authenticate records of the corporation, and (viii) in general,  perform all duties  incident to the office of  secretary and  such  other  duties  as from  time to time  may be  assigned  to him by the president or by the board of directors.  Assistant  secretaries,  if any,  shall have the same duties and powers as the secretary,  subject to supervision by the secretary.  The directors and/or shareholders may however respectively designate a person other than the secretary or assistant  secretary to keep the minutes of their respective meetings.

     Any books, records, or minutes of the corporation may be in written form or in any form  capable of being  converted  into  written form within a reasonable time.

     Section  9.  Treasurer.  The  treasurer  shall be the  principal  financial officer  of the  corporation,  shall  have the care and  custody  of all  funds, securities,  evidences  of  indebtedness  and  other  personal  property  of the corporation  and shall deposit the same in accordance  with the  instructions of the board of directors.  He shall receive and give receipts and acquittances for money  paid  in on  account  of  the  corporation,  and  shall  pay  out  of the corporation's  funds on hand all  bills,  payrolls  and other  just debts of the corporation of whatever nature upon maturity.  He shall perform all other duties incident  to the  office of the  treasurer  and,  upon  request  of the board of directors,  shall make such  reports to it as may be  required  at any time.  He shall,  if required by the board of  directors,  give the  corporation a bond in such  sums and with  such  sureties  as shall be  satisfactory  to the  board of directors,  conditioned upon the faithful  performance of his duties and for the restoration to the corporation of all books, papers,  vouchers,  money and other property of whatever kind in his  possession  or under his control  belonging to the  corporation.  He shall have such other powers and perform such other duties as may  from  time  to time be  prescribed  by the  board  of  directors  or the president.  The  assistant  treasurers,  if any,  shall have the same powers and duties as the treasurer, subject to the supervision of the treasurer.

     The  treasurer  shall  also  be the  principal  accounting  officer  of the corporation.  He shall  prescribe  and  maintain  the  methods  and  systems  of accounting  to be  followed,  keep  complete  books and  records  of  account as required by the Colorado  Business  Corporation Act, prepare and file all local, state and federal tax  returns,  prescribe  and  maintain an adequate  system of internal  audit and  prepare  and furnish to the chief  executive  officer,  the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

                                   ARTICLE V

                                     Stock

     Section 1.  Certificates.  The board of directors  shall be  authorized  to issue any of its classes of shares with or without  certificates.  The fact that the  shares  are not  represented  by  certificates  shall have no effect on the rights  and  obligations  of  shareholders.  If the shares  are  represented  by certificates,  such  shares  shall  be  represented  by  consecutively  numbered certificates  signed,  either  manually  or by  facsimile,  in the  name  of the corporation  by the  president  and by the  secretary  or by one or  more  other persons designated by the board of directors. In case any officer who has signed or whose facsimile  signature has been placed upon such  certificate  shall have ceased to be such officer before such  certificate is issued,  such  certificate may nonetheless be issued by the corporation  with the same effect as if he were such  officer at the date of its issue.  Certificates  of stock shall be in such form and shall  contain  such  information  consistent  with the law as shall be prescribed  by the  board  of  directors.  If  shares  are  not  represented  by certificates,  within a reasonable  time following the issue or transfer of such shares,  the corporation shall send the shareholder a complete written statement of all of the information  required to be provided to holders of  uncertificated shares by the Colorado Business Corporation Act.

     Section 2. Consideration for Shares.  Certificated or uncertificated shares shall not be issued  until the shares  represented  thereby are fully paid.  The board of  directors  may  authorize  the  issuance  of shares for  consideration consisting of any tangible or intangible property or benefit to the corporation, including cash,  promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the  corporation.  The promissory note of a subscriber or an affiliate of a subscriber  shall not constitute  payment or partial  payment for shares of the  corporation  unless the note is  negotiable  and is secured by  collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section 2, "promissory note"  means a  negotiable  instrument  on which there is an  obligation  to pay independent of collateral and does not include a non-recourse note.

     Section 3. Lost Certificates.  In case of the alleged loss,  destruction or mutilation  of a  certificate  of stock,  the board of directors  may direct the issuance of a new  certificate in lieu thereof upon such terms and conditions in conformity  with law as the  board of  directors  may  prescribe.  The  board of directors may in its discretion  require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may  determine  before issuing a new certificate.

     Section 4. Transfer of Shares.  Upon  surrender to the  corporation or to a transfer  agent of the  corporation  of a certificate  of stock duly endorsed or accompanied  by proper  evidence  of  succession,  assignment  or  authority  to transfer,  and receipt of such documentary  stamps as may be required by law and
evidence  of  compliance   with  all  applicable   securities   laws  and  other
restrictions,  the  corporation  shall  issue a new  certificate  to the  person entitled thereto,  and cancel the old certificate.  Every such transfer of stock shall be entered on the stock  books of the  corporation  which shall be kept at its principal  office or by the person and the place  designated by the board of directors.

     Except as otherwise  expressly  provided in Article II,  Sections 7 and 11, and except for the  assertion of  dissenters'  rights to the extent  provided in
Article 113 of the Colorado  Business  Corporation Act, the corporation shall be entitled to treat the registered  holder of any shares of the corporation as the owner  thereof  for all  purposes,  and the  corporation  shall  not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving  from such shares on the part of any person  other than the  registered holder,  including without  limitation any purchaser,  assignee or transferee of such shares or rights  deriving  from such  shares,  unless and until such other person  becomes  the  registered  holder  of  such  shares,  whether  or not the corporation  shall have  either  actual or  constructive  notice of the  claimed interest of such other person.

     Section 5.  Transfer  Agent,  Registrars  and Paying  Agents.  The board of directors may at its discretion appoint one or more transfer agents,  registrars and agents for making payment upon any class of stock, bond,  debenture or other security of the  corporation.  Such agents and  registrars may be located either within or outside Colorado.  They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI

                       Indemnification of Certain Persons

     Section 1.  Indemnification.  For purposes of Article VI, a "Proper Person"
means any  person who was or is a party or is  threatened  to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal,  administrative or investigative,  and whether formal or informal,  by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director,  officer, partner, trustee,  employee,  fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint
venture,  trust,  profit  or  nonprofit  unincorporated   association,   limited
liability company, or other enterprise or employee benefit plan. The corporation
shall  indemnify  any  Proper  Person  against   reasonably   incurred  expenses
(including attorneys' fees), judgments,  penalties,  fines (including any excise tax  assessed  with  respect to an employee  benefit  plan) and amounts  paid in settlement  reasonably  incurred by him in connection with such action,  suit or proceeding  if it is  determined  by the  groups  set forth in Section 4 of this
Article  VI that he  conducted  himself  in good  faith  and that he  reasonably believed  (i) in  the  case  of  conduct  in  his  official  capacity  with  the corporation,  that his conduct was in the corporation's best interests,  or (ii)
in all other cases (except  criminal  cases),  that his conduct was at least not opposed  to the  corporation's  best  interests,  or  (iii)  in the  case of any criminal proceeding,  that he had no reasonable cause to believe his conduct was unlawful.  A Proper Person will be deemed to be acting in his official  capacity while  acting  as a  director,  officer,  employee  or agent on  behalf  of this corporation  and not while  acting on this  corporation's  behalf for some other entity.

     No  indemnification  shall be made under this Article VI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged  liable to the  corporation or in connection  with any proceeding  charging that the Proper
Person derived an improper personal benefit,  whether or not involving action in an  official  capacity,  in which he was  adjudged  liable on the basis  that he derived  an  improper  personal  benefit.  Further,  indemnification  under this
Section  in  connection  with a  proceeding  brought  by or in the  right of the corporation shall be limited to reasonable expenses,  including attorneys' fees, incurred in connection with the proceeding.

     Section 2. Right to  Indemnification.  The corporation  shall indemnify any
Proper Person who was wholly successful,  on the merits or otherwise, in defense
of  any  action,   suit,   or   proceeding  as  to  which  he  was  entitled  to
indemnification  under Section 1 of this Article VI against expenses  (including attorneys'  fees)  reasonably  incurred by him in connection with the proceeding without  the  necessity  of  any  action  by  the  corporation  other  than  the determination in good faith that the defense has been wholly successful.

     Section 3. Effect of Termination of Action.  The termination of any action, suit or proceeding by judgment,  order, settlement or conviction, or upon a plea of nolo  contendere or its  equivalent  shall not of itself create a presumption that the person  seeking  indemnification  did not meet the standards of conduct described  in Section 1 of this  Article  VI.  Entry of a judgment by consent as part of a  settlement  shall not be  deemed an  adjudication  of  liability,  as described in Section 2 of this Article VI.

     Section 4. Groups Authorized to Make Indemnification Determination.  Except
where  there is a right to  indemnification  as set forth in  Sections 1 or 2 of this Article VI or where  indemnification  is ordered by a court in Section 5 of this Article VI, any  indemnification  shall be made by the corporation  only as authorized  in the  specific  case upon a  determination  by a proper group that indemnification  of the Proper  Person is  permissible  under the  circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article VI. This determination shall be made by the board of directors by a majority vote of those present at a meeting at which a quorum is present,  which quorum shall consist of directors not parties to the proceeding ("Quorum"). If a
Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors  designated by the board,  which committee shall  consist of two or more  directors not parties to the  proceeding,  except that  directors  who  are  parties  to the  proceeding  may  participate  in the designation  of  directors  for the  committee.  If a  Quorum  of the  board  of directors cannot be obtained and the committee cannot be established, or even if a Quorum is  obtained  or the  committee  is  designated  and a majority  of the directors  constituting  such Quorum or committee so directs,  the determination shall be made by (i) independent  legal counsel  selected by a vote of the board of directors or the committee in the manner specified in this Section 4 or, if a
Quorum of the full board of directors  cannot be obtained and a committee cannot be established,  by independent legal counsel selected by a majority vote of the full board of directors  (including  directors who are parties to the action) or
(ii) a vote of the shareholders.

     Section 5. Court-Ordered  Indemnification.  Any Proper Person may apply for indemnification  to the court  conducting  the proceeding or to another court of competent  jurisdiction  for mandatory  indemnification  under Section 2 of this
Article VI, including indemnification for reasonable expenses incurred to obtain court-ordered  indemnification.  If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances,  whether  or not he met the  standards  of  conduct  set forth in
Section 1 of this Article VI or was adjudged liable in the proceeding, the court may order such  indemnification  as the court  deems  proper  except that if the
Proper  Person has been  adjudged  liable,  indemnification  shall be limited to reasonable  expenses  incurred in connection  with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

     Section 6. Advance of Expenses.  Reasonable expenses (including  attorneys'
fees)  incurred in  defending  an action,  suit or  proceeding  as  described in
Section 1 of this Article VI may be paid by the corporation to any Proper Person in advance of the final  disposition  of such action,  suit or  proceeding  upon receipt of (i) a written  affirmation of such Proper  Person's good faith belief that he has met the standards of conduct prescribed by Section 1 of this Article
VI, (ii) a written  undertaking,  executed  personally or on the Proper Person's behalf,  to repay such advances if it is ultimately  determined  that he did not meet the prescribed  standards of conduct (the undertaking shall be an unlimited general  obligation  of the Proper  Person  but need not be  secured  and may be accepted without reference to financial ability to make repayment),  and (iii) a determination  is made by the proper  group (as  described  in Section 4 of this
Article  VI)  that the  facts as then  known to the  group  would  not  preclude indemnification.  Determination  and  authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

     Section 7. Witness  Expenses.  The sections of this Article VI do not limit the corporation's  authority to pay or reimburse expenses incurred by a director in connection  with an appearance as a witness in a proceeding at a time when he has not been made a named defendant or respondent in the proceeding.

     Section 8. Report to  Shareholders.  Any  indemnification  of or advance of expenses to a director in  accordance  with this Article VI, if arising out of a proceeding by or on behalf of the  corporation,  shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors,  such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                  ARTICLE VII

                             Provision of Insurance

     By action of the board of  directors,  notwithstanding  any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director,  officer,  employee,  fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the  corporation,  is or was serving at the request of the  corporation  as a director,  officer, partner, trustee, employee,  fiduciary or agent of any other foreign or domestic  corporation or of any  partnership,  joint venture,  trust, profit or nonprofit  unincorporated  association,  limited  liability company or other  enterprise  or employee  benefit  plan,  against any  liability  asserted against,  or incurred  by, him in that  capacity or arising out of his status as such,  whether  or not the  corporation  would have the power to  indemnify  him against such liability under the provisions of Article VI or applicable law. Any such  insurance  may be procured from any  insurance  company  designated by the board of directors of the corporation,  whether such insurance company is formed under the laws of Colorado  or any other  jurisdiction  of the United  States or elsewhere,  including  any  insurance  company in which the  corporation  has an equity interest or any other interest, through stock ownership or otherwise.

                                  ARTICLE VIII

                                 Miscellaneous

     Section 1. Seal. The corporate seal of the corporation shall be circular in form  and  shall  contain  the name of the  corporation  and the  words,  "Seal,
Colorado."

     Section 2.  Fiscal  Year.  The fiscal year of the  corporation  shall be as established by the board of directors.

     Section 3.  Amendments.  The board of  directors  shall have power,  to the maximum  extent  permitted by the Colorado  Business  Corporation  Act, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board of  directors  unless  the  shareholders,  in making,  amending  or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders  also shall have the power to make, amend or repeal the bylaws of the  corporation at any annual meeting or at any special meeting called for that purpose.

     Section 4. Gender. The masculine gender is used in these bylaws as a matter of convenience  only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

     Section 5. Conflicts.  In the event of any irreconcilable  conflict between
these  bylaws  and  either  the  corporation's   articles  of  incorporation  or
applicable law, the latter shall control.

     Section 6. Definitions.  Except as otherwise specifically provided in these bylaws,  all terms used in these bylaws shall have the same definition as in the
Colorado Business Corporation Act.

                                 [End of bylaws]